Exhibit 99.10

Execution Version

INTERCREDITOR AGREEMENT

INTERCREDITOR AGREEMENT, dated as of July 10, 2019 (this “Agreement”), among WILMINGTON SAVINGS FUND SOCIETY, FSB, solely in its capacity as Senior Notes Trustee, MZ FUNDING LLC, as Issuer, MBIA INSURANCE CORPORATION, as Insurer, and WILMINGTON SAVINGS FUND SOCIETY, FSB, solely in its capacity as Subordinated Notes Trustee. The parties hereto hereby agree as follows:

ARTICLE I: DEFINITIONS

Section 1.1    Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Bankruptcy Code” means Title 11 of the United States Code, as now and hereafter in effect, as may be amended, or any successor statute.

“Cash Collateral” has the meaning set forth in Section 5.2(a).

“Collateral” means all property (whether real or personal) with respect to which any security interests have been granted (or purported to be granted) pursuant to the Senior Debt Documents or the Subordinated Debt Documents, including any proceeds and products thereof.

“Issuer” means MZ Funding LLC.

“Insurer” means MBIA Insurance Corporation.

“Insolvency Proceeding” means any case, proceeding or other action by or against the Issuer or Insurer (a) under any existing or future law (including by any governmental agency or department with jurisdiction over insurance companies) of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, rehabilitation, liquidation, conservatorship, receivership or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding up, liquidation, dissolution, composition, rehabilitation or other relief with respect to it or its debts, or (b) seeking appointment of a receiver, trustee, custodian, conservator, rehabilitator, liquidator or other similar official for it or for all or any substantial part of its assets.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Majority Senior Noteholders” means the holders of not less than a majority in aggregate principal amount of the outstanding Senior Notes.

“Obligor” means the Issuer and the Insurer.

“Person” means any person, individual, sole proprietorship, partnership, joint venture, corporation, limited liability company, trust, business trust, joint stock company, unincorporated organization, association, institution, party, including any governmental authority or any other entity of whatever nature.

“Senior Debt Agreements” means the Senior Notes Indenture and the Senior Note Purchase Agreement.

“Senior Debt Documents” means the Senior Debt Agreements, the Senior Notes, this Agreement, the Senior Security Documents, the Senior Notes Insurance Policy and any other documents delivered to the Senior Creditor by any Obligor evidencing, securing or insuring the Senior Obligations.

“Senior Creditor” means, collectively, the Senior Notes Trustee and the holders of the Senior Notes.

“Senior Note Purchase Agreement” means that certain Note Purchase Agreement, dated as of June 10, 2019, by and among the purchasers named therein, as purchasers, and the Issuer.

“Senior Notes” means the 12% senior secured notes due 2022 of the Issuer purchased and sold pursuant to the Senior Note Purchase Agreement and governed by the Senior Notes Indenture.

“Senior Notes Indenture” means that certain Indenture, dated as of the date hereof, by and between the Issuer and the Senior Notes Trustee, as trustee and collateral agent.

“Senior Notes Insurance Policy” means insurance policy no. 1406071 dated as of the date hereof, issued by the Insurer and insuring the timely payment of all amounts due under the Senior Notes.

“Senior Notes Trustee” means Wilmington Savings Fund Society, FSB, solely in its capacity as indenture trustee and collateral agent under the Senior Notes Indenture (and not in its individual or corporate capacity).

“Senior Obligations” means any, and now existing or hereafter arising, obligations of any Obligor to the Senior Creditor under the Senior Debt Documents, whether primary or secondary, direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not, liquidated or unliquidated, arising by operation of law or otherwise, whether for principal, interest, fees, expenses, indemnification obligations, reimbursement obligations or otherwise (including any applicable Make-Whole Premium (as defined in the Senior Notes Indenture), and including, without limitation, interest, fees, costs or other payments on the Senior Obligations paid or accrued after the commencement of an Insolvency Proceeding and whether or not such claims are deemed allowed or recoverable in any Insolvency Proceeding, and payment of or for adequate protection pursuant to any Insolvency Proceeding), together with all costs of collection or enforcement, including, without limitation, reasonable attorneys’ fees incurred in any collection efforts or in any action or proceeding.

“Senior Security Documents” means that certain (a) Pledge Agreement, dated as of the date hereof by MBIA, Inc. in favor of the Senior Notes Trustee, and (b) Security Agreement, dated as of the date hereof, by and among the Issuer and the Senior Notes Trustee.

“Subordinated Debt Agreements” means the Subordinated Notes Indenture and the Subordinated Note Purchase Agreement.

“Subordinated Debt Documents” means the Subordinated Debt Agreements, the Subordinated Notes, the Subordinated Security Agreement, the Subordinated Notes Insurance Policy and any other documents delivered to the Subordinated Creditor by any Obligor evidencing, securing or insuring the Subordinated Obligations.

“Subordinated Creditor” means, collectively, the Subordinated Notes Trustee and the holders of the Subordinated Notes.

“Subordinated Note Purchase Agreement” means that certain Subordinated Note Purchase Agreement, dated as of January 10, 2017, by and between the Issuer and MBIA Inc., as purchaser.

“Subordinated Notes” means the Amended and Restated 12% subordinated secured notes due 2022 of the Issuer purchased and sold pursuant to the Subordinated Note Purchase Agreement and governed by the Subordinated Notes Indenture.

“Subordinated Notes Indenture” means that certain Amended and Restated Subordinated Indenture, dated as of the date hereof, by and between the Issuer and the Subordinated Notes Trustee, as trustee and collateral agent.

“Subordinated Notes Insurance Policy” means insurance policy no. 1406072, dated as of the date hereof, issued by the Insurer and insuring the timely payment of all amounts due under the Subordinated Notes.

“Subordinated Notes Trustee” means Wilmington Savings Fund Society, FSB, solely in its capacity as indenture trustee and collateral agent under the Subordinated Notes Indenture (and not in its individual or corporate capacity).

“Subordinated Obligations” means any, and now existing or hereafter arising, obligations of any Obligor to the Subordinated Creditor under the Subordinated Debt Documents, whether primary or secondary, direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not, liquidated or unliquidated, arising by operation of law or otherwise, whether for principal, interest, fees, expenses, indemnification obligations, reimbursement obligations or otherwise (including any applicable Make-Whole Premium (as defined in the Subordinated Notes Indenture), and including, without limitation, interest, fees, costs or other payments on the Subordinated Obligations paid or accrued after the commencement of an Insolvency Proceeding and whether or not such claims are deemed allowed or recoverable in any Insolvency Proceeding, and payment of or for adequate protection pursuant to any Insolvency Proceeding), together with all costs of collection or enforcement, including, without limitation, reasonable attorneys’ fees incurred in any collection efforts or in any action or proceeding.

“Subordinated Security Agreement” means that certain Amended and Restated Security Agreement, dated as of the date hereof, by and among the Issuer and the Subordinated Notes Trustee.

Section 1.2    Other Definitions. Capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Senior Debt Agreements.

Section 1.3    Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes,” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any person shall be construed to include such person’s successors and assigns, (c) the words “herein,” “hereof,” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, and Schedules shall be construed to refer to Articles and Sections of, and Schedules to, this Agreement, (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and general intangibles and (f) references to sections of, or rules under, the Securities Act or the Exchange Act shall be deemed to include substitute, replacement or successor sections or rules adopted by the Securities and Exchange Commission from time to time.

ARTICLE II: SUBORDINATION

Section 2.1    Subordination. The Subordinated Creditor hereby subordinates any and all claims now or hereafter owing to the Subordinated Creditor by any Obligor under the Subordinated Obligations to any and all claims now or hereafter owing to the Senior Creditor by any Obligor under the Senior Obligations (including, without limitation, interest, fees, costs, indemnification obligations, reimbursement obligations or other payments on the Senior Obligations paid or accrued after the commencement of an Insolvency Proceeding and whether or not such claims are deemed allowed or recoverable in any Insolvency Proceeding, and payment of or for adequate protection for the benefit of the Senior Creditor pursuant to any Insolvency Proceeding), and agrees that all Senior Obligations shall be paid in full in cash and all commitments by the Senior Creditor to provide credit accommodations under the Senior Debt Documents shall have been terminated before any payment may be made on the Subordinated Obligations, whether of principal, interest, fees, expenses, indemnification obligations, reimbursement obligations or other indebtedness or debt. For the avoidance of doubt, the Subordinated Creditor hereby subordinates any and all claims now or hereafter owing to it by the Insurer under the Subordinated Notes Insurance Policy to those owing to the Senior Creditor under the Senior Notes Insurance Policy.

Section 2.2    No Permitted Payments. All Senior Obligations shall be paid in full in cash, and all commitments by the Senior Creditor to provide credit accommodations under the Senior Debt Documents shall have been terminated, before any payment may be made on the Subordinated Obligations, whether of principal, interest, fees, expenses, indemnification obligations, reimbursement obligations or other indebtedness or debt. Notwithstanding the foregoing sentence, accrued and unpaid interest that is payable to the Subordinated Creditor on account of the Subordinated Obligations may be paid in kind pursuant to the terms of the Subordinated Debt Documents.

Section 2.3    Turnover. The Subordinated Creditor agrees not to accept any payment on account of the Subordinated Obligations (from any Obligor or otherwise) or take any other action designed to secure indirectly from any Obligor any payment on account of the Subordinated Obligations without the express, prior written consent of the Senior Notes Trustee, and the Subordinated Creditor agrees to pay over to the Senior Notes Trustee any payments that may be received by it from any Obligor (or otherwise with respect to the Subordinated Obligations including payments under the Subordinated Notes Insurance Policy) at any time until the Senior Obligations have been paid in full in cash and all commitments by the Senior Creditor to provide credit accommodations under the Senior Debt Documents shall have been terminated. In case any payments shall be paid or delivered to the Subordinated Creditor under the circumstances described in the preceding sentence before the Senior Obligations shall have been paid in full in cash, and all commitments by the Senior Creditor to provide credit accommodations under the Senior Debt Agreements and the other Senior Debt Documents shall have been terminated, such payments shall be held in trust by the Subordinated Creditor for the benefit of the Senior Creditor and be immediately paid and delivered to the Senior Notes Trustee.

ARTICLE III: LIENS AND COLLATERAL

Section 3.1    Relative Priority of Liens. Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the Subordinated Obligations granted on the Collateral or of any Liens securing the Senior Obligations granted on the Collateral and notwithstanding any provision of the Uniform Commercial Code or any other applicable law or the Senior Debt Documents or the Subordinated Debt Documents or any defect or deficiencies in, or failure to perfect, the Liens securing the Senior Obligations or Subordinated Obligations or any other circumstance whatsoever, the Senior Notes Trustee, on behalf of itself and/or the holders of Senior Notes, and the Subordinated Notes Trustee, on behalf of itself and/or the applicable holders of Subordinated Notes, hereby each agree that:

(a)    any Lien of the Senior Notes Trustee on the Collateral, whether now or hereafter held by or on behalf of the Senior Notes Trustee or any holders of Senior Notes or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to all Liens of any Subordinated Creditor on the Collateral; and

(b)    the priority of the Liens securing the Senior Obligations set forth above, in Section 3.1(a), shall continue during any Insolvency Proceeding. In the event of any payment, distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of any Collateral, or the proceeds thereof, or any securities of any Obligor, to Subordinated Creditor, by reason of any liquidation, dissolution or other winding up of any Obligor or its business or by reason of any sale or Insolvency Proceeding, then any such payment or distribution of any kind or character, whether in cash, property or securities, which, but for the subordination provisions of this Agreement, would otherwise be payable or deliverable upon or in respect of the Subordinated Obligations, shall instead be paid over or delivered directly to the Senior Notes Trustee for application to the payment of the Senior Obligations, to the extent necessary to make payment of the Senior Obligations until the Senior Obligations shall have been paid in full in cash and all commitments by the Senior Creditor to provide credit accommodations under the Senior Debt Agreements and the other Senior Debt Documents shall have been terminated, and no holder of the Subordinated Obligations shall receive any such payment or distribution or any benefit therefrom to such extent until the Senior Obligations have been fully paid in cash and all commitments by the Senior Creditor to provide credit accommodations under the Senior Debt Documents shall have been terminated, after which such payments or distributions may be applied to payment of the Subordinated Obligations. The subordination of the Subordinated Obligations, as provided for in this Agreement, establishes the relative rights of the Senior Creditor, on the one hand, and the Subordinated Creditor, on the other hand.

Section 3.2    Prohibition on Contesting Liens. The Subordinated Creditor agrees that it will not (and hereby waives any right to) contest, or support any other Person in contesting, in any proceeding (including any Insolvency Proceeding), the perfection, priority, validity or enforceability of a Lien held by or on behalf of the Senior Creditor in the Collateral.

Section 3.3    Disposition and Use of Collateral.

(a)    Subject to the provisions of this Agreement, the Senior Notes Trustee shall have the exclusive right to control all matters regarding any Collateral securing the Senior Obligations and any Lien of the Senior Notes Trustee thereon including the disposition, sale and use of such Collateral, and the subordination and release of any such Lien, whether in an Insolvency Proceeding or otherwise, subject to, and in accordance with, the terms of the Senior Security Documents.

(b)    Until the Senior Obligations have been paid in full in cash and all commitments by the Senior Creditor to provide credit accommodations under the Senior Debt Documents shall have been terminated, in the event of any disposition, sale, transfer or acceptance of any Collateral, the Liens held by the Subordinated Creditor on such Collateral shall terminate and be released automatically and without further action if the Liens securing the Senior Obligations on such Collateral are released; provided, that the Liens of the Senior Creditor and Subordinated Creditor on the proceeds of such Collateral shall continue, subject to the other provisions of this Agreement, and that the Senior Notes Trustee has provided to the Subordinated Creditor at least ten (10) days prior written notice of any such release of Liens securing the Senior Obligations. The Subordinated Creditor agrees to execute and deliver any evidence or confirmation of such release as shall be reasonably requested by the Senior Notes Trustee.

(c)    Absent the consent of the Majority Senior Noteholders, the Subordinated Creditor shall not consent, to the extent its consent is required, to any liquidation or Insolvency Proceeding of any Obligor and shall not vote for or otherwise support any plan of reorganization or liquidation of any Obligor, any of which would cause the Senior Obligations to be paid less than in full in cash.

Section 3.4    Distribution of Proceeds of Collateral. In the event of a disposition or sale of the Collateral, all proceeds thereof, received in connection with or resulting from any enforcement action or Insolvency Proceeding, shall be distributed as follows:

(a)    first, the cash proceeds therefrom shall be distributed to the Senior Notes Trustee until payment in full in cash of costs and expenses of the Senior Notes Trustee in connection with such enforcement action or Insolvency Proceeding to the extent permitted hereunder;

(b)    second, the cash proceeds therefrom shall be distributed for application in accordance with the terms of the Senior Debt Documents until the Senior Obligations shall have been paid in full;

(c)    third, the cash proceeds therefrom shall be distributed to the Subordinated Notes Trustee until payment in full in cash of costs and expenses of the Subordinated Notes Trustee in connection with such enforcement action or Insolvency Proceeding to the extent permitted hereunder; and

(d)    fourth, the cash proceeds therefrom shall be distributed for application in accordance with the terms of the Subordinated Debt Documents until the Subordinated Obligations shall have been paid in full.

ARTICLE IV: REMEDIES

Section 4.1    Subordinated Creditor’s Restricted Remedies. Until the Senior Obligations have been paid in full in cash and all commitments by the Senior Creditor to provide credit accommodations under the Senior Debt Documents shall have been terminated, without the express written consent of the Majority Senior Noteholders, the Subordinated Creditor shall not (a) take any action or exercise any remedy against any Obligor to enforce the Subordinated Obligations; (b) take any action or exercise any remedy against any guarantor of, or pledgor securing, the Senior Obligations in order to collect any of the Subordinated Obligations; (c) commence, or join with any other creditor of any Obligor or any guarantor of or pledgor securing the Senior Obligations in commencing, any bankruptcy, reorganization or other Insolvency Proceeding against any Obligor or any guarantor of, or pledgor securing, the Senior Obligations; (d) take any action or exercise any remedy against any property or assets of any Obligor or any guarantor of, or pledgor securing, the Senior Obligations; (e) contest any Lien on any Collateral; (f) object to any proposal by the Senior Creditor to accept any Collateral in full or partial satisfaction of the Senior Obligations; or (g) contest any request by the Senior Creditor for adequate protection under the

Bankruptcy Code or any applicable insurance code, or contest any objection by the Senior Creditor claiming lack of adequate protection, in each case, with respect to any Collateral securing the Senior Obligations. The Subordinated Creditor understands and agrees that the Senior Creditor shall have the right, but shall have no obligation, to cure any default under the Subordinated Obligations without the prior written consent of the Subordinated Creditor. None of the foregoing shall prevent the automatic acceleration under the Subordinated Debt Documents, pursuant to the terms thereof. Notwithstanding anything contained in this Agreement to the contrary, in no event shall the Subordinated Creditor be entitled, without the consent of the Senior Notes Trustee, to receive and retain any securities, equity or otherwise, or other consideration provided for in (i) a plan of reorganization or otherwise in connection with any bankruptcy or other Insolvency Proceeding or (ii) any other judicial or nonjudicial proceeding for the liquidation, dissolution or winding up of any Obligor or the assets or properties of any Obligor, in any case unless the Senior Obligations are paid in full in cash and all commitments by the Senior Creditor to provide credit accommodations under the Senior Debt Agreements and the other Senior Debt Documents shall have been terminated.

Section 4.2    Appointment of Attorney-In-Fact. In order to enable the Senior Creditor to enforce its rights under this Agreement, with notice to the Subordinated Creditor, the Senior Notes Trustee is hereby irrevocably authorized and empowered (in its own name or in the name of the Subordinated Creditor or otherwise), but shall have no obligation, to enforce claims on account of any of the Subordinated Obligations by proof of debt, proof of claim, cause of action or otherwise, and take generally any action, which the Subordinated Creditor might otherwise be entitled to take, as the Senior Notes Trustee may deem reasonably necessary or advisable for the enforcement of its rights or interests hereunder.

Section 4.3    Further Assurances. To the extent necessary for the Senior Creditor to realize the benefits of the subordination of the Subordinated Obligations provided for herein (including, without limitation, the right to receive any and all payments and distributions that might otherwise be payable or deliverable with respect to the Subordinated Obligations in any Insolvency Proceeding or otherwise), the Subordinated Creditor shall execute and deliver to the Senior Notes Trustee such reasonably necessary instruments or documents (together with such assignments or endorsements as the Senior Notes Trustee shall reasonably deem necessary), as may be reasonably requested by the Senior Notes Trustee.

ARTICLE V: INSOLVENCY PROCEEDINGS

Section 5.1    Enforceability and Continuing Priority. This Agreement shall be applicable before, during, and after the commencement of any Insolvency Proceeding and all converted or succeeding cases in respect thereof. The relative rights of the Senior Creditor and Subordinated Creditor in or to any distributions from, or in respect of, any Collateral securing the Senior Obligations and Subordinated Obligations, or proceeds thereof, shall continue following the commencement of any Insolvency Proceeding. Accordingly, the provisions of this Agreement are intended to be and shall be deemed to constitute a “subordination agreement” within the meaning of Section 510(a) of the Bankruptcy Code and any applicable insurance code and are intended to be and shall be interpreted to be enforceable to the maximum extent permitted pursuant to applicable nonbankruptcy law. All references to any Obligor shall include such Obligor as debtor and debtor-in-possession and any receiver or trustee for such Obligor in any Insolvency Proceeding.

Section 5.2    Financing Issues.

(a)    Until the Senior Obligations are paid in full, if any Obligor shall be subject to an Insolvency Proceeding and the Majority Senior Noteholders shall desire to permit the use, sale or lease of “cash collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code; herein “Cash

Collateral”) on which the Senior Creditor or any other creditor has a Lien or to permit such Obligor to obtain financing under Sections 363 or 364 of the Bankruptcy Code or any law, whether from the Senior Creditor or any other Person (each, a “Post-Petition Financing”), then the Subordinated Creditor agrees that it will not contest, protest or object to (or support any other Person contesting, protesting or objecting to), and the Subordinated Creditor will be deemed to have consented to, such use of Cash Collateral or Post-Petition Financing and, so long as the Subordinated Creditor is permitted to retain the Liens securing the Subordinated Obligations, the Subordinated Creditor will subordinate its Liens in the Collateral securing the Subordinated Obligations to (i) the Liens securing such Post-Petition Financing (and all obligations relating thereto), (ii) any adequate protection provided to the Senior Creditor in connection therewith and (iii) any “carve-out” for professionals and United States Trustee fees agreed to by the Senior Creditor.

(b)    If any Obligor shall become subject to any Insolvency Proceeding, the Subordinated Creditor agrees that no Subordinated Creditor shall provide to any Obligor, as debtor-in-possession, any Post-Petition Financing to the extent that any Subordinated Creditor would, in connection with such financing, be granted a Lien on any existing or future property of any Obligor senior to or pari passu with the Lien of the Senior Notes Trustee with respect to such property.

Section 5.3    Post-Petition Interest. The Subordinated Creditor shall not oppose or seek to challenge any claim by the Senior Creditor for allowance in any Insolvency Proceeding of Senior Obligations consisting of post-petition interest, fees or expenses, including any Make-Whole Premium (as defined in the Senior Notes Indenture) provided for under the Senior Debt Documents. Regardless of whether any such claim for post-petition interest, fees or expenses is allowed or allowable, and without limiting the generality of the other provisions of this Agreement, this Agreement expressly is intended to include and does include the “rule of explicitness” in that this Agreement expressly entitles the Senior Creditor, and is intended to provide the Senior Creditor with the right, to receive payment of all post-petition interest, fees or expenses through distributions made pursuant to the provisions of this Agreement even if such interest, fees and expenses are not allowed or allowable against the bankruptcy estate of any Obligor under Section 502(b)(2) or Section 506(b) of the Bankruptcy Code or under any other provision of the Bankruptcy Code or any similar law.

Section 5.4    Adequate Protection. In any Insolvency Proceeding involving any Obligor:

(a)    The Subordinated Creditor agrees that, prior to the payment in full of the Senior Obligations, the Subordinated Creditor shall not contest, protest or object to (or support any other Person contesting, protesting or objecting to) (i) any request by any Senior Creditor for adequate protection or (ii) any objection by any Senior Creditor to any motion, relief, action, or proceeding based on any Senior Creditor claiming a lack of adequate protection; and

(b)    In the event that any Senior Creditor or Subordinated Creditor is granted adequate protection of their interest in any Collateral in the form of a superpriority administrative expense claim, such superpriority administrative expense claims shall be deemed to be subject to the terms and priorities hereunder, meaning for example that the superpriority administrative expense claims for adequate protection of the interests of the Senior Notes Trustee in the Collateral shall be senior to the Subordinated Notes Trustee’s superpriority administrative expense claim for adequate protection in respect of the Collateral.

Section 5.5    Sale of Collateral. The Subordinated Creditor agrees that it will not contest, protest or object (or support any other Person contesting, protesting or objecting to), and will be deemed to have consented to and will not oppose, the disposition of any Collateral free and clear of the claims, Liens, and interests of the Subordinated Creditor under Sections 363 or 1129 of the Bankruptcy Code if the Senior Notes Trustee has consented to such disposition of such property; provided, that the interests of the Subordinated Creditor in such Collateral attach to the proceeds thereof, subject to the terms and priorities set forth in this Agreement and solely to the extent such proceeds are available.

Section 5.6    Relief from the Automatic Stay. The Subordinated Creditor agrees that it shall not (a) seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any Collateral securing the Subordinated Obligations, without the prior written consent of the Senior Notes Trustee, or (b) oppose any request by the Senior Notes Trustee or any holder of the Senior Notes to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of the Collateral securing the Senior Notes Obligations.

ARTICLE VI: MISCELLANEOUS

Section 6.1    Indemnity for Breach. The holders of the Subordinated Notes shall indemnify the Senior Creditor for any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees and disbursements of counsel arising out of, in connection with or as a result of, any breach of this Agreement by the holders of Subordinated Notes.

Section 6.2    No Fiduciary Duty. The Senior Creditor shall have no duties or responsibilities and shall not, by reason of this Agreement be a trustee for the Subordinated Creditor or have any other fiduciary obligations to Subordinated Creditor. Neither the Senior Creditor nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

Section 6.3    Subrogation. Subject to the last sentence of this Section 6.3, the Subordinated Creditor shall not be subrogated to, or entitled to any assignment of, any Senior Obligations or Subordinated Obligations or of any Collateral for or guarantees of evidence of any thereof. The Subordinated Creditor hereby waives any and all rights to have Collateral, or any part thereof, which was granted to or is held by the Senior Creditor, marshalled upon any foreclosure or other disposition of such Collateral by the Senior Creditor or any Obligor with the consent of the Majority Senior Noteholders. Upon the payment in full in cash of all Senior Obligations and the Senior Creditor’s termination of all commitments to provide credit accommodations under the Senior Debt Documents, the Subordinated Creditor shall be automatically subrogated to the remaining rights, if any, of the Senior Creditor against any Obligor to the extent of payments received and retained by the Senior Creditor which, but for this Agreement, would have been received and retained by the Subordinated Creditor; provided that, the Subordinated Creditor would be legally entitled to such subrogation but for the provisions of this Agreement.

Section 6.4    Waiver. The Subordinated Creditor unconditionally and irrevocably waives, to the fullest extent permitted by applicable law: (a) except to the extent expressly provided in this Agreement, notice of any of the matters referred to in this Agreement; (b) all notices which may be required by statute, rule of law or otherwise to preserve any rights against the Subordinated Creditor hereunder, including, without limitation, (i) notice of the acceptance of this Agreement, (ii) notice of the creation, renewal, extension, modification or accrual of the Senior Obligations or any other matters relating thereto, and (iii) any presentment, demand, notice of dishonor, protest, or nonpayment of any damages or other amounts payable under any Senior Debt Document; (c) any requirement for the enforcement, assertion or exercise of any right, remedy, power or privilege under, or in respect of, any Senior Debt Document, including, without limitation, diligence in collection or protection of, or realization upon, the Senior Obligations or any part thereof or any Collateral; (d) any requirement of diligence; (e) any requirement to mitigate the damages resulting from a default by any Obligor under any Senior Debt Document; (f) the occurrence of every other condition precedent to which the Subordinated Creditor or any Obligor may otherwise be entitled; (g) the right to require the Senior Creditor to proceed against any Obligor or any other person liable on the Senior Obligations, to proceed against or exhaust any Collateral held by any Obligor or any other person, or to pursue any other remedy in the Senior Creditor’s power whatsoever; (h) the right to have any proceeds of Collateral or the property of any Obligor first applied to the discharge of the Senior Obligations, or any other form of marshalling; and (i) until such time that all Senior Obligations have been indefeasibly paid in full in cash, any and all rights it may now or hereafter have under any agreement or at law or in equity (including, without limitation, any law subrogating the Subordinated Creditor to the rights of the Senior Creditor) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from any Obligor or any other party liable for payment of any or all of the Senior Obligations for any payment made by any Obligor under, or in connection with, the Senior Debt Documents or otherwise. All of the Senior Obligations shall be deemed to have been made or incurred in reliance upon this Agreement.

Section 6.5    Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by U.S. mail or sent by telecopy (with confirmed receipt or followed by overnight delivery) to the addresses (or telecopy numbers) set forth on the signature pages hereof. Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt or, if mailed, the third business day following the date so mailed, if earlier.

Section 6.6    No Impairment. No right of the Senior Creditor to enforce the subordination of the Subordinated Obligations may be impaired by any act, or failure to act, by any Obligor or Senior Creditor or by the failure of any Obligor, Senior Creditor or Subordinated Creditor to comply with this Agreement.

Section 6.7    Amendment and Waiver. No alteration, modification, amendment or waiver of any terms and conditions of this Agreement shall be effective or enforceable against the Senior Creditor unless set forth in a writing signed by the Majority Senior Noteholders.

Section 6.8    Governing Law; Jurisdiction; Consent to Service of Process.

(a)    This Agreement and any claim, controversy or dispute related to or in connection with this Agreement, the Senior Debt Documents, the Subordinated Debt Documents or any of the transactions contemplated hereby or thereby, the relationship of the parties hereto and the interpretation and enforcement of the rights and duties of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York (including, without limitation, Section 5-1401 et seq of the New York General Obligations Law but otherwise without regard to principles of conflicts of laws).

(b)    EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND CONSENTS TO THE PLACING OF VENUE IN NEW YORK COUNTY OR OTHER COUNTY PERMITTED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS

IMPROPER, OR THAT ANY SENIOR DEBT DOCUMENT, SUBORDINATED DEBT DOCUMENT OR INSTRUMENT REFERRED TO HEREIN MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. EXCEPT AS PROHIBITED BY LAW, EACH PARTY HERETO HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

(c)    Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.5. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 6.9    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other means of electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 6.10    Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Subordinated Notes Trustee further agrees not to sell, assign, transfer or endorse any Subordinated Obligations to anyone unless such assignee or transferee agrees in writing to be bound by, and be a party to, this Agreement. For the avoidance of doubt, upon the sale, assignment or transfer of any Subordinated Note, the new holder of such Subordinated Note shall be automatically bound by this Agreement.

Section 6.11    The Senior Notes Trustee. Notwithstanding any other provision of this Agreement:

(a)    The Senior Notes Trustee has been appointed to act as Senior Notes Trustee by the holders of the Senior Notes. Without limiting the generality of any other term or provision herein, each holder of Senior Notes, each Subordinated Creditor and each Obligor acknowledges that the rights and responsibilities of the Senior Notes Trustee under this Agreement with respect to any action taken by the Senior Notes Trustee or the exercise or non-exercise by the Senior Notes Trustee of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Senior Notes Trustee and the holders of the Senior Notes, be governed by the Senior Debt Documents.

(b)    In entering into this Agreement, and in taking (or refraining from) any actions under or pursuant to this Agreement, the Senior Notes Trustee shall be protected by and shall enjoy all of the rights, immunities, protections and indemnities granted to it under the Senior Debt Documents.

(c)    Anything herein to the contrary notwithstanding, whenever reference is made in this Agreement to any action by, consent, designation, specification, requirement or approval of, notice, request or other communication from, or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by the Senior Notes Trustee or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made) by the Senior Notes Trustee, it is understood that in all cases the Senior Notes Trustee shall be acting, giving, withholding, suffering, omitting, taking or otherwise undertaking and exercising the same

(or shall not be undertaking and exercising the same), in each case in accordance with the Senior Debt Documents. This provision is intended solely for the benefit of the Senior Notes Trustee and its successors and permitted assigns and is not intended to and will not entitle the other parties hereto to any defense, claim or counterclaim, or confer any rights or benefits on any party hereto.

Section 6.12    The Subordinated Notes Trustee. Notwithstanding any other provision of this Agreement:

(a)    The Subordinated Notes Trustee has been appointed to act as Subordinated Notes Trustee by the holders of the Subordinated Notes. Without limiting the generality of any other term or provision herein, each holder of Subordinated Notes, each Senior Creditor and each Obligor acknowledges that the rights and responsibilities of the Subordinated Notes Trustee under this Agreement with respect to any action taken by the Subordinated Notes Trustee or the exercise or non-exercise by the Subordinated Notes Trustee of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Subordinated Notes Trustee and the holders of the Subordinated Notes, be governed by the Subordinated Debt Documents.

(b)    In entering into this Agreement, and in taking (or refraining from) any actions under or pursuant to this Agreement, the Subordinated Notes Trustee shall be protected by and shall enjoy all of the rights, immunities, protections and indemnities granted to it under the Subordinated Debt Documents.

(c)    Anything herein to the contrary notwithstanding, whenever reference is made in this Agreement to any action by, consent, designation, specification, requirement or approval of, notice, request or other communication from, or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by the Subordinated Notes Trustee or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made) by the Subordinated Notes Trustee, it is understood that in all cases the Subordinated Notes Trustee shall be acting, giving, withholding, suffering, omitting, taking or otherwise undertaking and exercising the same (or shall not be undertaking and exercising the same), in each case in accordance with the Subordinated Debt Documents. This provision is intended solely for the benefit of the Subordinated Notes Trustee and its successors and permitted assigns and is not intended to and will not entitle the other parties hereto to any defense, claim or counterclaim, or confer any rights or benefits on any party hereto.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered by their respective duly authorized representatives as of the date first above written.

MZ FUNDING LLC
Issuer

By:	/s/ Oliver E.W. North
Name: Oliver E.W. North
Title: Assistant Vice President and Treasurer

Notice Address:
c/o MBIA Inc.
One Manhattanville Road
Purchase, New York 10577
Attention: Anthony Reynolds
Telephone: (914) 765-3037
Facsimile: (914) 989-1295

MBIA INSURANCE CORPORATION, as
Insurer

By:	/s/ Anthony McKiernan
Name: Anthony McKiernan
Title: Chairman and Chief Financial Officer

Notice Address:
One Manhattanville Road
Purchase, New York 10577
Telephone: (914) 765-3037
Facsimile: (914) 989-1295

WILMINGTON SAVINGS FUND SOCIETY, FSB,
as
Senior Notes Trustee

By:	/s/ Haley A. Harris
Name: Haley A. Harris
Title: Trust Officer

Notice Address:
500 Delaware Avenue
Wilmington, DE 19801
Telephone: 302-573-3218
Facsimile: 302-421-9137

WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Subordinated Notes Trustee

By:	/s/ Geoffrey J. Lewis
Name: Geoffrey J. Lewis
Title: Vice President

Notice Address:
500 Delaware Avenue
Wilmington, DE 19801
Telephone: 302-573-3218
Facsimile: 302-421-9137